                                                                 EXHIBIT 99.10nn

                                    FORM OF
                     AMENDMENT NO. 5 TO MASTER DISTRIBUTION
                    AND INDIVIDUAL SHAREHOLDER SERVICES PLAN
                                       OF
                       AMERICAN CENTURY MUTUAL FUNDS, INC.
                    AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                    AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
               AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                        AMERICAN CENTURY INVESTMENT TRUST

                                     R CLASS

     THIS  AMENDMENT NO. 5 TO MASTER  DISTRIBUTION  AND  INDIVIDUAL  SHAREHOLDER
SERVICES  PLAN is made as of the 31st day of  March,  2006 by each of the  above named  corporations  (the "Issuers").  Capitalized  terms not otherwise  defined herein shall have the meaning  ascribed to them in the Master  Distribution  and
Individual Shareholder Services Plan.

                                    RECITALS

     WHEREAS,  the  Issuers  are parties to a certain  Master  Distribution  and
Individual Shareholder Services Plan dated August 29, 2993, amended May 1, 2004,
February 24, 2005, July 29, 2005 and September 29, 2005 (the "Plan"); and

     WHEREAS,  American  Century  Mutual  Funds,  Inc. has added two new series,
Small Cap Growth Fund and Mid Cap Growth Fund (the "New ACMF Funds"),  for which the Fund's board has established an R Class of shares; and

     WHEREAS,  American Century World Mutual Funds, Inc. has added a new series,
International  Value Fund (the "New ACWMF Fund"), for which the Fund's board has established an R Class of shares; and

     WHEREAS, American Century Investment Trust has added two new series, Select
Bond Fund and High-Yield Bond Fund (the "New ACIT Funds"),  for which the Fund's board has  established an R Class of shares (New ACMF Funds,  New ACWMF Fund and
New ACIT Fund collectively the "New Funds"); and

     WHEREAS,  the parties  desire to amend the Plan to adopt the Plan on behalf of the New Funds;

     NOW,  THEREFORE,  in consideration of the mutual promises set forth herein, the parties hereto agree as follows:

     1. American  Century  Mutual  Funds,  Inc.,  American  Century World Mutual
Funds,  Inc. and American  Century  Investment  Trust hereby adopt the Plan,  in accordance  with Rule 12b-1  under the 1940 Act and on the terms and  conditions contained in the Plan.

     2. Schedule A to the Plan is hereby amended by deleting the text thereof in its entirety and inserting in lieu therefor the Schedule A attached hereto.

     3. After the date  hereof,  all  references  to the Plan shall be deemed to mean the Master  Distribution  and  Individual  Shareholder  Services  Plan,  as
amended by this Amendment No. 5.

     4. In the event of a conflict between the terms of this Amendment No. 5 and the Plan,  it is the  intention of the parties that the terms of this  Amendment
No. 5 shall  control and the Plan shall be  interpreted  on that  basis.  To the extent the provisions of the Plan have not been amended by this Amendment No. 5, the parties hereby confirm and ratify the Plan.

     5. This Amendment No. 5 may be executed in two or more  counterparts,  each of which shall be an original and all of which  together  shall  constitute  one instrument.

     IN WITNESS  WHEREOF,  the undersigned have executed this Amendment No. 5 as of the date first above written.

                           AMERICAN CENTURY MUTUAL FUNDS, INC.
                           AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                           AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
                           AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
                           AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
                           AMERICAN CENTURY INVESTMENT TRUST

                           By:
                                  --------------------------------------------
                           Name:  Charles A. Etherington
                           Title: Vice President of each of the Issuers

                                   SCHEDULE A

                         SERIES OFFERING R CLASS SHARES

SERIES                                                      DATE PLAN EFFECTIVE
------                                                      -------------------

AMERICAN CENTURY MUTUAL FUNDS, INC.
>>       Growth Fund                                        August 29, 2003
>>       Ultra Fund                                         August 29, 2003
>>       Capital Growth Fund                                July 29, 2005
>>       Fundamental Equity Fund                            July 29, 2005
>>       Select Fund                                        July 29, 2005
>>       Vista Fund                                         July 29, 2005
>>       Small Cap Growth Fund                              March 31, 2006
>>       Mid Cap Growth Fund                                March 31, 2006

AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
>>       Equity Income Fund                                 August 29, 2003
>>       Large Company Value Fund                           August 29, 2003
>>       Mid Cap Value Fund                                 July 29, 2005
>>       Value Fund                                         July 29, 2005

AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS, INC.
>>       Income and Growth Fund                             May 1, 2004
>>       Small Company Fund                                 May 1, 2004
>>       Equity Growth Fund                                 July 29, 2005
>>       Long-Short Equity Fund                             September 29, 2005
>>       Disciplined Growth Fund                            September 29, 2005

AMERICAN CENTURY WORLD MUTUAL FUNDS, INC.
>>       International Growth Fund                          August 29, 2003
>>       Global Growth Fund                                 July 29, 2005
>>       International Value Fund                           March 31, 2006

AMERICAN CENTURY STRATEGIC ASSET ALLOCATIONS, INC.
>>       Strategic Allocation: Moderate Fund                August 29, 2003
>>       Strategic Allocation: Conservative Fund            February 24, 2005
>>       Strategic Allocation: Aggressive Fund              February 24, 2005

AMERICAN CENTURY INVESTMENT TRUST
>>       Inflation Protection Bond Fund                     February 24, 2005
>>       Diversified Bond Fund                              July 29, 2005
>>       High-Yield Fund                                    July 29, 2005
>>       Select Bond Fund                                   March 31, 2006
>>       High-Yield Bond Fund                               March 31, 2006